UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2016

xG Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-187094	20-585-6795
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 S. Pineapple Avenue, Suite 701, Sarasota, FL	34236
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (941) 953-9035

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

Acquisition of IMT Assets

On January 29, 2016, xG Technology, Inc. (the “Company”) completed the acquisition of certain assets and liabilities of Integrated Microwave Technologies, LLC, a Delaware limited liability company, (“IMT”) pursuant to an asset purchase agreement by and between the Company and IMT (the “Asset Purchase Agreement”). Pursuant to the terms of the Asset Purchase Agreement, the Company acquired substantially all of the assets and liabilities of IMT in connection with, necessary for or material to IMT’s business of designing, manufacturing and supplying of Coded Orthogonal Frequency Division Multiplexing (COFDM) microwave transmitters and receivers serving the broadcast, sports and entertainment, military, aerospace and government markets (the “Transaction”). The purchase price for the Transaction was $3,000,000, which was paid through: (i) the issuance of a promissory note in the principal amount of $1,500,000 due March 31, 2016 (the “Initial Payment Note”); and (ii) the issuance of a promissory note in the principal amount of $1,500,000 due July 29, 2017 (the “Deferred Payment Note”).

Initial Payment Note

The Initial Payment Note becomes due on March 31, 2016 (the “Initial Payment Note Maturity Date”). Interest on the Initial Payment Note shall be payable on the outstanding principal amount at the rate of six (6%) percent per annum payable in cash on the Initial Payment Note Maturity Date.

Deferred Payment Note

The Deferred Payment Note becomes due on July 29, 2017. Interest on the Deferred Payment Note shall be payable on the outstanding principal amount at the rate of six (6%) percent per annum payable in cash, semi-annually in arrears, commencing 90 days from the closing date.

The foregoing descriptions of the terms of the Asset Purchase Agreement, the Initial Payment Note and the Deferred Payment Note are qualified in their entirety by reference to the provisions of the documents filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K (this “Report”), which are incorporated by reference herein.

$500,000 Securities Purchase Agreement

On January 29, 2016, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) pursuant to which the Company sold 5% Senior Secured Convertible Promissory Notes (the “5% Convertible Notes”) to accredited investors (each, a “Holder”, and collectively, the “Holders”) for an aggregate purchase price of $500,000 for net proceeds of $500,000.

In the event the Company effects a registered offering either utilizing Form S-1 or Form S-3 for gross proceeds of at least $2,000,000, the Holders shall have the right to convert their outstanding principal amount of notes into such registered offering.

5% Convertible Notes

The 5% Convertible Notes will mature on the earlier of (i) February 29, 2016 or (ii) the closing of a public offering, for gross proceeds of at least $2,000,000 less any amounts converted or redeemed prior to the maturity date. The 5% Convertible Notes bear interest at a rate of 5% per annum. The 5% Convertible Notes are convertible at any time, in whole or in part, at the option of the Holders into shares of the Company’s common stock at a conversion price of $1.00 per share, which is subject to adjustment for stock dividends, stock splits, combinations or similar events. Additionally, subject to certain limited exceptions, if the Company issues any common stock or warrants or convertible debt entitling any person to acquire common stock at a per share purchase price that is less than the conversion price of the 5% Convertible Notes, such conversion price will be adjusted to that lower purchase price.

In the event the 5% Convertible Notes mature due to the closing of a public offering, then the Company shall make payment to the Holders of an amount in cash equal to the sum of the then outstanding principal amount of the 5% Convertible Notes and interest multiplied by 135%.

Security Agreement

As collateral security for all of the Company’s obligations under the Securities Purchase Agreement and related documents executed in connection therewith, the Company granted the Holders a first priority security interest in all of the Company’s assets pursuant to the terms of the Security Agreement entered into between the Company and the Holders dated January 29, 2016 (the “Security Agreement”).

The foregoing descriptions of the terms of the Securities Purchase Agreement, the 5% Convertible Notes and Security Agreement are qualified in their entirety by reference to the provisions of the documents filed as Exhibits 10.4, 4.1 and 10.5, respectively, to this Report, which are incorporated by reference herein.

Item 2.01        Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 hereof is incorporated herein by reference.

Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 hereof is incorporated herein by reference.

Item 3.02        Unregistered Sales of Equity Securities

The applicable information set forth in Item 1.01 of this Report is incorporated by reference.

The Company issued the 5% Convertible Notes in reliance upon the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D promulgated thereunder.

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 29, 2016, the Board of Directors (the “Board”) of the Company appointed John Payne IV as the President of the IMT Division of the Company.

John Payne IV, 46, was previously the Chief Technology Officer and Chief Operating Officer of IMT from February 2012 through January 2016. From August 2010 through March 2012, Mr. Payne was the Vice President of Technology for IMT, a Vitec Group company. From 1996 through August 2010, Mr. Payne worked for Nucomm, Inc. in various positions, including as Vice President of Engineering.  Mr. Payne holds several patents in the area of wireless communications and is considered an industry expert in the wireless video communication industry related to broadcast television and military and civil manned and unmanned systems. Mr. Payne has a Master of Science in communication systems from the University of Southern California and a Bachelor of Science in engineering from the Rochester Institute of Technology.

Family Relationships

There are no family relationships between any of the Company’s directors or officers and Mr. Payne.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Item 8.01        Other Events

On February 1, 2016, the Company issued a press release (the “Press Release”) announcing the closing of the Transaction with IMT. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01        Financial Statements and Exhibits

(a)          Financial Statements

The financial statements of IMT required by Item 9.01(a) of Form 8-K are not being included with this filing, but are intended to be filed by amendment no later than 71 calendar days from the date of the filing of this Report.

(b)          Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K are not being included with this filing, but is intended to be filed by amendment no later than 71 calendar days from the date of the filing of this Report.

(d)	Exhibits

4.1	Form of 5% Senior Secured Convertible Promissory Notes.
10.1	Asset Purchase Agreement, dated as of January 29, 2016.
10.2	Initial Payment Note.
10.3	Deferred Payment Note.
10.4	Securities Purchase Agreement, dated as of January 29, 2016.
10.5	Security Agreement, dated as of January 29, 2016.
99.1	Press Release, dated February 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

xG TECHNOLOGY, INC.

February 3, 2016	By:	/s/ Roger Branton
	Name:	Roger Branton
	Title:	Chief Financial Officer